SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 17, 2001
                                  ------------
                                 Date of Report
                        (Date of earliest event reported)

                                   GENUS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                                   ----------
         (State or other jurisdiction of incorporation or organization)

            000-17139                             94-2790804
            ---------                             ----------
       Commission File Number     (I.R.S. Employer Identification Number)

                               1139 KARLSTAD DRIVE
                               SUNNYVALE, CA 94089
                               -------------------
                    (Address of principal executive offices)

                                 (408) 747-7120
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM  5.  OTHER  EVENTS

The information that is set forth in the Registrant's Press Release dated May 18, 2001, is incorporated herein by reference.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

      (c)    Exhibits
             99.1     Press  release  of  Genus,  Inc.  dated  May  18,  2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                     GENUS, INC.


Date:  May  22,  2001                /s/  Kenneth Schwanda
                                     ----------------------
                                     Kenneth Schwanda
                                     Vice  President of Finance and
                                     Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit  No.          Description
------------          -----------

99.1     Press release of Genus, Inc. dated May 18, 2001

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